Exhibit 32.1

Splinex Technology Inc.
550 West Cypress Creek Road-Suite 410
Ft. Lauderdale, Florida, 33309

February 14, 2005

Securities and Exchange Commission
450 5th Street, NW
Washington, DC 20549

Re: Certification of Principal Executive Officer Pursuant To 18 U.S.C. Sec. 1350

Dear Ladies and Gentlemen:

     In connection with the accompanying Quarterly Report on Form 10-QSB of Splinex Technology Inc., for the quarter ended December 31, 2004, I, Michael Stojda, President and Chief Executive Officer of Splinex Technology Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	such Quarterly Report on Form 10-QSB of Splinex Technology Inc., for the quarter ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in such Quarterly Report on Form 10-QSB of Splinex Technology Inc., for the quarter ended December 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Splinex Technology Inc.

By:	/s/ Michael Stojda
Michael Stojda
President and Chief Executive Officer (Principal Executive Officer and Duly Authorized Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Splinex Technology Inc. and will be retained by Splinex Technology Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

In accordance with Item 601 of Regulation S-B, this certification is being “furnished” as Exhibit 32.1 to Splinex Technology Inc.’s quarterly report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.